UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	81121237

Unified Series Trust

431 North Pennsylvania, Indianapolis, IN 46204

Terrance P. Gallagher.

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Chinook Emerging Growth Fund

Annual Report

November 30, 2006

Fund Advisor:

Chinook Capital Management, LLC

4380 SW Macadam Ave.

Suite 250

Portland, OR 97239

Toll Free (800) 440-6895

Management’s Discussion and Analysis

The Chinook Emerging Growth Fund generated a return of 11.93%, underperforming the Russell 2000 Growth Index, which advanced 13.45% for the fiscal year covering December 1, 2005 through November 30, 2006. The fund experienced underperformance due to a lack of exposure to the materials, industrials and energy sectors, which contributed disproportionately to benchmark performance during this time period. This was offset by positive stock selection among a number of holdings in less cyclical growth sectors including technology, health care and consumer discretionary.

Just a few examples of contributors to performance during the fiscal year period were the following positions:

PeopleSupport (PSPT), which operates offshore customer service call centers, was a top contributor. We have steadily trimmed our position after the stock surpassed our original price target and has reached new highs. We still see plenty of room for growth with this company as we believe demand for call center outsourcing remains very robust.

A primary performance contributor in the healthcare sector was Immucor (BLUD), a leading provider of automated blood testing equipment and diagnostics to hospital laboratories. We believe growth prospects are bright as the company expects to roll out a new blood testing device that should expand sales opportunities with smaller hospitals.

A more recent addition to the portfolio, Intevac (IVAC) was a top contributor in the technology sector. The company provides manufacturing equipment to hard disk drive makers and has benefited from strong demand for its equipment and improving profit margins.

Fund performance also benefited from several companies held by the Fund that were acquired by other companies at favorable premiums. These companies included American Retirement Centers (ACR), Sportsman’s Guide (SGDE), and Fargo Electronics (FRGO).

Examples of holdings that underperformed during the period include Salix Pharmacueticals (SLXP), a drug maker targeting gastrointestinal disease, LoJack (LOJN), a provider of automobile recovery systems, and Symmetry Medical (SMA), an orthopedic device manufacturer.

We continue to rely on our experience, structure (investment process), and disciplines in attempting to exceed benchmark returns. We employ a team-oriented approach in an effort to find exciting investment opportunities that represent compelling valuation characteristics. We will continue to own a majority of fund holdings in the technology, health-care, and consumer discretionary services sectors and continue to concentrate on two types of stocks which give the portfolio diversity and balance: stable growth stocks of companies that have more seasoned managements, products and operating histories along with opportunistic growth stocks which are typically short-lived companies with more embryonic products and explosive growth potential.

We believe that we have invested in high quality growth companies that offer above average potential for earnings and cash flow growth. We remain committed to our disciplined investment approach and are confident that the Chinook Emerging Growth Fund has the continuing potential to generate long-term capital appreciation.

  Investment Results (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Fund commenced operations on March 28, 2005. For performance calculations, the inception date is March 30, 2005, the date the Fund first began to invest in accordance with its stated objective.

*** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 2000 Growth Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on March 30, 2005 (the Fund commenced operations on March 28, 2005, but for performance calculations, the inception date is March 30, 2005, the date the Fund first began to invest in accordance with its stated objective) and held through November 30, 2006. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

Fund Holdings (Unaudited)

1As a percentage of net assets.

The Fund invests primarily in common stocks of small-cap companies that the Fund’s advisor, Chinook Capital Management, LLC, believes offer growth opportunities at a reasonable price. Small-cap companies selected generally will have total market capitalizations that do not exceed $2 billion.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period (June 1, 2006) and held for the entire period through November 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Chinook Emerging Growth Fund	Beginning Account Value June 1, 2005	Ending Account Value November 30, 2006	Expenses Paid during the Period June 1, 2005 - November 30, 2006 *
Actual	$1,000.00	$1,050.85	$9.52
Hypothetical (5% return before expenses)	$1,000.00	$1,015.78	$9.36

*Expenses are equal to the Fund’s annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Chinook Emerging Growth Fund
Schedule of Investments
November 30, 2006

Common Stocks - 98.03%	Shares	Value

Apparel & Other Finished Products of Fabrics and Similar Materials - 5.68%
Carter's, Inc. (a)	8,095	$223,098
Volcom, Inc. (a)	5,135	166,425
		389,523

Computers Communications Equipment - 1.29%
Digi International, Inc. (a)	6,675	88,711

Electromedical & Electrotherapeutic Apparatus - 3.60%
Cutera, Inc. (a)	8,775	246,928

Electronic Components & Accessories - 2.47%
Silicon Image, Inc. (a)	13,485	169,506

General Industrial Machinery & Equipment - 1.78%
Flow International Corp. (a)	11,020	122,212

Instruments For Measurements & Testing of
Electricity & Electric Signals - 5.71%
Adeza Biomedical Corp. (a)	15,145	231,718
EXFO Electro-Optical Engineering, Inc. (a)	29,110	160,396
		392,114

Insurance Agents, Brokers & Service - 1.28%
Healthextras, Inc. (a)	4,100	87,658

In Vitro & In Vivo Diagnostic Substances - 3.03%
Immucor, Inc. (a)	7,730	207,937

Laboratory Analytical Instruments - 3.16%
Integra Lifesciences Holdings Corp. (a)	5,230	216,574

Measuring and Controlling Devices - 2.54%
Input/Output, Inc. (a)	16,085	174,522

Medicinal Chemicals & Botanical Products - 2.64%
Usana Health Sciences, Inc. (a)	3,750	181,425

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.75%
American Medical Systems Holdings, Inc. (a)	10,955	188,536

Pharmaceutical Preparations - 2.53%
Adams Respiratory Therapeutics, Inc. (a)	4,410	173,622

Radio & TV Broadcasting & Communications Equipment - 3.03%
Radyne Corp. (a)	20,785	208,058

Retail - Drug Stores and Proprietary Stores - 2.46%
Petmed Express, Inc. (a)	13,135	168,916

Retail - Eating Places - 2.12%
Ruths Chris Steak House, Inc. (a)	7,680	145,536

Semiconductors & Related Devices - 9.28%
Diodes, Inc. (a)	2,870	118,617
Exar Corp. (a)	13,167	178,676
Silicon Motion Technology Corp. (a) (b)	10,140	166,195
Sirf Technology Holdings, Inc. (a)	5,675	173,428
		636,916

*See accompanying notes which are an integral part of these financial statements.

Chinook Emerging Growth Fund
Schedule of Investments - continued
November 30, 2006

Common Stocks - 98.03% - continued	Shares	Value

Services - Business Services - 4.75%
PeopleSupport, Inc. (a)	6,613	$146,676
Phase Forward, Inc.	12,005	179,475
		326,151

Services - Computer Processing & Data Preparation - 6.55%
CyberSource Corp. (a)	19,405	203,558
Trizetto Group, Inc. (a)	14,225	245,950
		449,508
Services - Computer Integrated Systems Design - 2.42%
DealerTrack Holdings, Inc. (a)	6,085	166,303

Services - Legal Services - 2.30%
CRA International, Inc. (a)	3,055	157,730

Services - Management Consulting Services - 5.46%
Navigant Consulting, Inc. (a)	10,365	197,453
NIC, Inc. (a)	37,381	177,560
		375,013

Services - Prepackaged Software - 4.84%
Kenexa Corp. (a)	3,060	94,401
Open Solutions, Inc. (a)	3,555	132,424
Vital Images, Inc. (a)	3,265	105,362
		332,187

Services - Specialty Outpatient Facilities - 2.67%
Psychiatric Solutions, Inc. (a)	5,040	183,406

Special Industry Machinery - 2.24%
Intevac, Inc. (a)	5,630	153,643

Surgical & Medical Instruments & Apparatus - 5.56%
Haemonetics Corp. (a)	3,385	153,273
Kyphon, Inc. (a)	6,770	228,623
		381,896

Telephone & Telegraph Apparatus - 5.89%
Audiocodes Ltd. (a)	23,680	227,565
Symmetricom, Inc. (a)	20,125	176,496
		404,061

TOTAL COMMON STOCKS (Cost $6,195,639)		6,728,52

Money Market Securities - 1.34%
Huntington Money Market Fund, 4.39% (c)	91,890	91,890

TOTAL MONEY MARKET SECURITIES (Cost $91,890)		91,890

TOTAL INVESTMENTS (Cost $6,287,529) - 99.37%		$6,820,482

Other assets less liabilities - 0.63%		43,577

TOTAL NET ASSETS - 100.00%		$6,864,059

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the money market rate shown represents the rate at November 30, 2006.

*See accompanying notes which are an integral part of these financial statements.

Chinook Emerging Growth Fund
Statement of Assets and Liabilities
November 30, 2006

Assets
Investments in securities, at fair value (cost $6,287,529)	$6,820,482
Receivable for investments sold	267,940
Interest receivable	358
Receivable due from advisor	3,202
Prepaid expenses	1,446
Total assets	7,093,428

Liabilities
Payable for investments purchased	203,623
Payable for fund shares purchased	2,480
Payable to trustees and officers	446
Payable to administrator, fund accountant, and transfer agent	5,358
Other accrued expenses	17,462
Total liabilities	229,369

Net Assets	$6,864,059

Net Assets consist of:
Paid in capital	$4,247,416
Accumulated undistributed net realized gain from investment transactions	2,083,690
Net unrealized appreciation on investments	532,953

Net Assets	$6,864,059

Shares outstanding (unlimited number of shares authorized)	527,154

Net Asset Value and offering price per share	$13.02

Redemption price per share* ($13.02 * 99%)	$12.89

* The Fund charges a 1.00% redemption fee on shares redeemed within 30 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 30 calendar days.

*See accompanying notes which are an integral part of these final statements.

Chinook Emerging Growth Fund
Statement of Operations
For the fiscal year ended November 30, 2006

Investment Income
Dividend income	$4,534
Interest income	13,912
Total Investment Income	18,446

Expenses
Investment Advisor fee (a)	121,943
Administration expenses	31,500
Fund accounting expenses	18,667
Transfer agent expenses	17,291
Auditing expenses	14,510
Legal expenses	18,275
Trustee expenses	5,057
Officer expenses	5,183
Registration expenses	5,492
Custodian expenses	5,013
Printing expenses	2,151
Insurance expenses	3,146
Pricing expenses	3,647
24f-2 expenses	1,414
Miscellaneous expenses	785
Total Expenses	254,074
Less: Fees waived by Advisor (a)	(87,190)
Net operating expenses	166,884
Net Investment (Loss)	(148,438)

Realized & Unrealized Gain (Loss) on Investments
Net realized gain on investment securities	3,040,303
Change in unrealized appreciation (depreciation) on investment securities	(1,711,290)
Net realized and unrealized gain on investment securities	1,329,013
Net increase in net assets resulting from operations	$1,180,575

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Chinook Emerging Growth Fund
Statements of Changes In Net Assets

	Year Ended	Period Ended
	November	November
	30, 2006	30, 2005	(a)
Operations
Net investment (loss)	$(148,438)	$(152,898)
Net realized gain on investment securities	3,040,303	659,895
Change in unrealized appreciation (depreciation) on investment securities	(1,711,290)	2,244,243
Net increase in net assets resulting from operations	1,180,575	2,751,240

Distributions
From net realized gain	(506,998)	-
Total distributions	(506,998)	-

Capital Share Transactions
Proceeds from Fund shares sold	1,865,722	14,482,657
Reinvestment of distributions	506,998	-
Amount paid for Fund shares repurchased	(12,143,940)	(1,272,195)
Net increase (decrease) in net assets resulting
from capital share transactions	(9,771,220)	13,210,462

Total Increase (Decrease) in Net Assets	(9,097,643)	15,961,702

Net Assets
Beginning of year	$15,961,702	$ -

End of year	$6,864,059	$15,961,702

Accumulated net investment income
included in net assets at end of period	$ -	$ -

Capital Share Transactions
Shares sold	149,931	1,434,421
Shares issued in reinvestment of distributions	43,296	-
Shares repurchased	(985,722)	(114,772)

Net increase (decrease) from capital share transactions	(792,495)	1,319,649

(a) For the period March 28, 2005 (the date the Fund commenced operations) through November 30, 2005.

*See accompanying notes which are an integral part of these financial statements.

Chinook Emerging Growth Fund
Financial Highlights
(For a share outstanding during the period)

	Year Ended	Period Ended
	November	November
	30, 2006	30, 2005	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 12.10	$ 10.00

Income from investment operations:
Net investment (loss)	(0.28)	(0.12)
Net realized and unrealized gain on investments	1.67	2.22
Total from investment operations	1.39	2.10

Less Distributions to shareholders:
From net realized gain	(0.47)	-
Total distributions	(0.47)	-

Net asset value, end of period	$13.02	$12.10

Total Return (b)	11.93%	21.00%	(c)

Ratios and Supplemental Data:
Net assets, end of period (000)	$6,864	$15,961
Ratio of expenses to average net assets	1.85%	1.85%	(d)
Ratio of expenses to average net assets
before reimbursement	2.82%	2.37%	(d)
Ratio of net investment income (loss) to
average net assets	(1.65)%	(1.58)%	(d)
Ratio of net investment income (loss) to
average net assets before reimbursement	(2.62)%	(2.10)%	(d)
Portfolio turnover rate	126.87%	85.33%

(a) For the period March 28, 2005 (the date the Fund commenced operations) through November 30, 2005.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) Not annualized.

(d) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Chinook Emerging Growth Fund

Notes to the Financial Statements

November 30, 2006

NOTE 1. ORGANIZATION

Chinook Emerging Growth Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on September 13, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board of Trustees. The Fund commenced operations on March 28, 2005. For performance calculations, the inception date is March 30, 2005, the date the Fund first began to invest in accordance with its stated objective. The investment advisor to the Fund is Chinook Capital Management, LLC (the “Advisor”). The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board of Trustees of the Trust (the “Board”).

Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Chinook Emerging Growth Fund

Notes to the Financial Statements

November 30, 2006 – continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended November 30, 2006, net investment loss of $148,438 was reclassified to short-term capital gain. For distribution purposes, the Fund follows the U.S. Federal income tax theory of equalization, which treats a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. When this method is employed, a permanent difference between the character of net assets for book and federal income tax purposes arises, as explained above. For the year ended November 30, 2006, equalization distributions in the amount of $808,174 were re-classified from accumulated realized gains to paid in capital.

Accounting for Uncertainty in Income Taxes - In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, the positions have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2006, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Chinook Emerging Growth Fund

Notes to the Financial Statements

November 30, 2006 – continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.35% of the Fund’s average net assets up to

$50 million, 1.25% of the Fund’s average net assets from $50 million to $150 million, 1.15% of the Fund’s average net assets from $150 million to $250 million, and 1.00% of the Fund’s average net assets over $250 million. For the fiscal year ended November 30, 2006, the Advisor earned fees, before the waiver described below, of $121,943 from the Fund.

The Advisor has contractually agreed through November 30, 2006 to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding 12b-1 fees (if any), brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.85% of the Fund’s average daily net assets. For the fiscal year ended November 30, 2006, the Advisor waived fees of $87,190. As of November 30, 2006, the Fund was owed $3,202 by the Advisor. The Trust retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended November 30, 2006, Unified earned fees of $31,500 for administrative services provided to the Fund. The Trust also retains Unified to act as each Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended November 30, 2006, Unified earned fees of $14,020 from the Fund for transfer agent services and $3,271 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended November 30, 2006, Unified earned fees of $18,667 from the Fund for fund accounting services. A trustee and certain officers of the Trust are members of management and/or employees of Unified, and/or shareholders of Unified Financial Services, Inc., (the parent of Unified).

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the fiscal year ended November 30, 2006. Unified and the Distributor are wholly owned subsidiaries of Unified Financial Services, Inc. A trustee and an officer of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a 12b-1 Plan, which permits the Fund to pay up to 0.25% of its assets to the Fund’s advisor as a shareholder servicing fee. Currently, the plan is not active.

NOTE 4. INVESTMENTS

For the fiscal year ended November 30, 2006, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Chinook Emerging Growth Fund

Notes to the Financial Statements

November 30, 2006 – continued

NOTE 4. INVESTMENTS – continued

As of November 30, 2006, the net unrealized appreciation of investments for tax purposes was as follows:

At November 30, 2006 the aggregate cost of securities for federal income tax purposes was $6,294,246.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2006, Charles Schwab, for the benefit of others, was the record owner of 93.01% of the outstanding shares of the Fund.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

On December 28, 2005, the Fund paid a short-term capital gain distribution of $0.470594 per share to shareholders of record on December 27, 2005. On December 26, 2006, the Fund paid a short-term capital gain of $3.8158 and a long-term capital gain of $0.2839 to shareholders of record on December 22, 2006.

The tax character of distributions paid during the fiscal years ended November 30, 2006 and 2005 is as follows:

Chinook Emerging Growth Fund

Notes to the Financial Statements

November 30, 2006 – continued

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS – continued

As of November 30, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

The difference between book and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales in the amount of $6,717.

NOTE 8. SUBSEQUENT EVENT

On November 2, 2006, Huntington Bancshares, Inc. (“Huntington”) announced it had signed a definitive agreement to acquire Unified and the Distributor (the “Acquisition”). Huntington is the parent of Huntington National Bank, the Fund’s custodian, and as of the closing of the Acquisition on December 31, 2006, Huntington is also the ultimate parent of Unified and the Distributor. No trustee or officer of the Trust has an ownership interest in Huntington.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Chinook Emerging Growth Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Chinook Emerging Growth Fund (the “Fund”), a series of the Unified Series Trust, as of November 30, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006 by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chinook Emerging Growth Fund as of November 30, 2006, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

January 15, 2007

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Date of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Principal Officers

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Terrance P. Gallagher, JD, CPA (1958)**** Vice President, July 2006 to present; Chief Financial Officer and Treasurer, August 2006 to present

Senior Vice President, Director of Compliance of Unified Fund Services, Inc., the Trust's administrator, since November, 2004; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December 1998 to October 2004;  Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds from February 1987 to November 1998.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (1975) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 34 series.

*** Effective January 1, 2007, Mr. Tritschler is an Independent Trustee.  Prior to January 1, 2007, he was considered an Interested Trustee, due to his ownership interest in the previous parent company of the Trust’s distributor.

**** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust. Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of the previous Chief Financial Officer and Treasurer.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (800) 440-6895 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by: (1) calling the Fund at (800) 440-6895 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Gary E. Hippenstiel

Stephen A. Little

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Terrance P. Gallagher, Vice President and Chief Financial Officer and Treasurer

Heather Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Chinook Capital Management, LLC

4380 SW Macadam Ave.

Suite 250

Portland, OR 97239

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, Ohio 44145

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, Missouri 63101

CUSTODIAN

Huntington National Bank

41 South High St.

Columbus, Ohio 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Marco Targeted Return Fund

Annual Report

November 30, 2006

Fund Advisor:

Marco Investment Management, LLC

300 Atlanta Financial Center

3343 Peachtree Road, NE

Atlanta, GA 30326

Toll Free 1-800-440-9341

Management’s Discussion and Analysis

Our goal of providing a consistent level of return for our shareholders through option writing, was again achieved during 2006. For the fiscal year ending November 30, 2006, the Marco Targeted Return Fund returned 9.42%. This compares to returns of 12.19% for the CBOE BXM Index***, 5.94% for the Lehman Aggregate Bond Index**, and 14.22% for the S&P 500 Index*. Our conservative strategy of hedging our equity positions resulted in lower volatility, but did not keep pace with the strong gains of the S&P 500 for the year. We are also pleased to report that the value of a $ 10,000 investment in the Fund since its inception grew to $11,554 (or + $ 994 year-over-year comparison).

For the last several years, patient equity market participants have been rewarded in the second half of the year, with stocks making the majority of their gains over that period. 2006 was no exception, as the flat first half of the year was followed by very strong third and fourth quarters. While the US economy slowed into the latter part of 2006, we believe it was strong enough for at least 3.2% growth in GDP for the year. The US economy has also seen strong job creation, as the unemployment rate has remained steady in the 4.5% range. There are plenty of jobs to be had and hourly wage growth has been on the rise, which has helped bolster consumer spending. One area of continued economic weakness is the housing market, which has shown numerous signs of decline over the last several months.

A few of the big stories of the year were the meteoric rise and eventual fall of commodity prices, highlighted by the lofty $78 price tag for a barrel of oil which recently traded well below $60, and the steady pace of interest rate hikes by the Federal Reserve, which has now held the Federal Funds Rate at 5.25% since July. We suspect The Fed will keep rates level for some time to come.

As the Federal Reserve continued to raise the overnight borrowing rate during 2006, longer term bonds held steady and did not move higher in yield, resulting in 10 year bonds yielding less than an overnight bill. This inversion is often present when the economy is nearing a recession, as investors prefer to lock in longer-term rates in fear of a short-term rate cut. However, with modest inflation data, healthy GDP figures, and an accelerating stock market, it is hard to make the case that we are on the brink of recession. We believe longer term interest rates will likely rise over the next twelve months and as such, the Fund continues to offer an attractive alternative for generating income without the direct interest rate risk associated with a bond portfolio.

We continue to choose a basket of large capitalization stocks for purchase in the Fund and write options against each of these individual holdings with the expectation that the position will indeed get called away at expiration. The Fund remains broadly diversified with representation in each major sector of the S&P 500. Some examples of the these stocks include CitiGroup and Washington Mutual in the financial sector, which have been steady sources of dividend income for us over the last two years, along with very consistent income from the sale of call options. In the Healthcare arena, Pfizer and Abbott Laboratories have also provided us steady income with a very healthy dividend and consistent option premiums.

  Investment Results (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-440-9341.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index and Lehman Aggregate Bond Index are widely recognized unmanaged indices of equity and fixed income prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these Indices, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

*** The CBOE BMX Index is an unmanaged index based on writing covered call options on the S&P 500 Index,

and is representative of a broader market and range of securities than are found in the Fund’s portfolio.

The chart above assumes an initial investment of $10,000 made on December 22, 2004 (commencement of Fund operations) and held through November 30, 2006. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Marco Targeted Return Fund, and to obtain performance data current to the most recent month end, please call 1-800-440-9341. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

FUND HOLDINGS - (Unaudited)

Marco Targeted Return Fund Portfolio Analysis as of November 30, 20061

1As a percent of net assets.

2US Companies with market caps exceeding $3 billion.

3US Companies with market caps less than $3 billion.

The Fund invests primarily in equity securities of large-capitalization U.S. companies (generally those with market capitalizations exceeding $3 billion).  The Fund typically sells covered call options on equity securities held in the Fund's portfolio in an attempt to target a consistent rate of return.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period (June 1, 2006) and held for the entire period through November 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Marco Targeted Return Fund	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid during the Period June 1, 2006 – November 30, 2006*
Actual	$1,000.00	$1,068.51	$7.77
Hypothetical	$1,000.00	$1,017.55	$7.58
*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Marco Targeted Return Fund
Schedule of Investments
November 30, 2006

Common Stocks - 103.00%	Shares	Value

Accident & Health Insurance - 3.15%
AFLAC, Inc. (b)	6,000	$264,840

Aircraft Engines & Engine Parts - 3.45%
United Technologies Corp. (b)	4,500	290,385

Beverages - 3.33%
Constellation Brands, Inc. (a) (b)	10,000	279,800

Biological Products - 6.22%
Amgen, Inc. (a) (b)	4,000	284,000
Imclone Systems, Inc. (a) (b)	8,000	239,200
		523,200

Computer Communications Equipment - 4.15%
Cisco Systems, Inc. (a) (b)	13,000	349,440

Computer Storage Devices - 3.17%
Sandisk Corp. (a)	6,000	266,400

Construction Machinery & Equipment - 3.69%
Caterpillar, Inc. (b)	5,000	310,150

Electronic Computers - 3.24%
Dell, Inc. (a) (b)	10,000	272,400

Electronic & Other Electrical Equipment - 3.78%
General Electric Co. (b)	9,000	317,520

Electromedical & Electrotherapeutic Apparatus - 3.10%
Medtronic, Inc. (b)	5,000	260,650

Fire, Marine & Casualty Insurance - 3.34%
American International Group, Inc. (b)	4,000	281,280

National Commercial Banks - 2.95%
Citigroup, Inc. (b)	5,000	247,950

Oil & Gas Field Services - 4.07%
Schlumberger Ltd. (b)	5,000	342,400

Pharmaceutical Preparations - 9.25%
Abbott Laboratories (b)	5,000	233,300
King Pharmaceuticals, Inc. (a) (b)	13,000	214,890
Pfizer, Inc. (b)	12,000	329,880
		778,070
Radio & TV Broadcasting & Communications Equipment - 6.52%
L-3 Communications Holdings, Inc. (b)	4,000	329,000
QUALCOMM, Inc. (b)	6,000	219,540
		548,540
Retail - Variety Stores. - 2.74%
Wal-Mart Stores, Inc. (b)	5,000	230,500
Savings Institutions, Not Federally Chartered - 3.12%
Washington Mutual, Inc. (b)	6,000	262,080

Semiconductors & Related Devices - 2.28%
Intel Corp.	9,000	192,150

Search, Detection, Navigation, Guidance, Aeronautical Systems - 3.51%
Harris Corp. (b)	7,000	294,770

Semiconductors & Related Devices - 3.16%
Texas Instruments, Inc. (b)	9,000	265,950

Services - Business Services - 3.71%
Total Systems Services, Inc. (b)	12,000	311,640
*See accompanying notes which are an integral part of these financial statements.

Marco Targeted Return Fund
Schedule of Investments - continued
November 30, 2006

Common Stocks - 103.00% - continued	Shares	Value

Services - Computer Processing & Data Preparation - 3.01%
Affiliated Computer Services, Inc. - Class A (a) (b)	5,000	$ 252,750

Services - Miscellaneous Amusement & Recreation - 3.93%
The Walt Disney Co. (b)	10,000	330,500

Services - Prepackaged Software - 2.77%
Symantec Corp. (a) (b)	11,000	233,200

Sugar & Confectionery Products - 4.36%
William Wrigley Jr. Co. (b)	7,000	367,080

Surgical & Medical Instruments & Apparatus - 3.29%
3M Co. (b)	3,400	276,964

Trucking & Courier Services - 3.71%
United Parcel Service, Inc. - Class B (b)	4,000	311,680

TOTAL COMMON STOCKS (Cost $8,628,711)		8,662,289

Money Market Securities - 7.50%
Huntington Money Market Fund - Investment Shares, 4.15%, (c)	630,952	630,952

TOTAL MONEY MARKET SECURITIES (Cost $630,952)		630,952

TOTAL INVESTMENTS (Cost $9,259,663) - 110.50%		$ 9,293,241

Liabilities in excess of other assets - (10.50)%		(883,496)

TOTAL NET ASSETS - 100.00%		$ 8,409,745

(a) Non-income producing.
(b) Portion of the security is pledged as collateral for call options written.
(c) Variable rate security; the money market rate shown represents the rate at November 30, 2006.

*See accompanying notes which are an integral part of these financial statements.

Marco Targeted Return Fund

Schedule of Investments - continued
November 30, 2006

	Shares Subject
Call Options / Expiration Date @ Exercise Price	to Call	Value

3M Co. / Jan 2007 @ $80.00	3,400	$11,560
Abbott Labatories / Dec 2006 @ $47.50	5,000	1,500
Affiliated Computer Services, Inc. / Dec 2006 @ $55.00	5,000	500
AFLAC, Inc. / Jan 2007 @ $45.00	6,000	4,200
American International, Inc. / Jan 2007 @ $65.00	4,000	24,040
Amgen, Inc. / Apr 2007 @ $75.00	4,000	11,600
Caterpillar, Inc. / Feb 2007 @ $60.00	5,000	22,000
Cisco Systems, Inc. / Jan 2007 @ $27.50	13,000	9,100
Citigroup, Inc. / Jan 2007 @ $50.00	5,000	5,500
Constellation Brands, Inc. / Dec 2006 @ $27.50	10,000	6,500
Dell Computer Corp. / Dec 2006 @ $25.00	10,000	24,000
General Electric Co. / Dec 2006 @ $35.00	9,000	5,400
Harris Corp. / Feb 2007 @ $45.00	7,000	8,400
Imclone Systems, Inc. / Jan 2007 @ $35.00	4,000	1,800
Imclone Systems, Inc. / Dec 2006 @ $35.00	4,000	520
King Pharaceuticals, Inc. / Jan 2007 @ $17.50	13,000	3,250
L-3 Communications Holdings, Inc. / Jan 2007 @ $75.00	4,000	29,600
Medtronic, Inc. / Dec 2006 @ $52.50	5,000	3,750
Pfizer, Inc. / Dec 2006 @ $27.50	12,000	4,800
QUALCOMM, Inc. / Jan 2007 @ $37.50	6,000	7,800
Schlumberger Ltd. / Dec 2006 @ $60.00	5,000	39,500
Symantec Corp. / Jan 2007 @ $20.00	11,000	18,700
Texas Instruments, Inc. / Dec 2006 @ $30.00	9,000	4,050
Total System Services, Inc. / Dec 2006 @ $22.50	12,000	40,800
United Parcel Service / Jan 2007 @ $80.00	4,000	4,400
United Technologies, Inc. / Feb 2007 @ $65.00	4,500	9,900
Wal-Mart Stores, Inc. / Mar 2007 @ $50.00	5,000	3,500
The Walt Disney Co. / Jan 2007 @ $32.50	10,000	12,000
Washington Mutual, Inc. / Jan 2007 @ $45.00	6,000	2,700
William Wrigley Jr. Co. / Dec 2006 @ $50.00	7,000	17,850

Total (Premiums received $308,416)	207,900	$339,220

*See accompanying notes which are an integral part of these financial statements.

Marco Targeted Return Fund
Statement of Assets and Liabilities
November 30, 2006

Assets
Investments in securities, at value (cost $9,259,663)	$9,293,241
Receivable for investments sold	19,280
Receivable due from advisor	8,183
Prepaid expense	10,060
Dividends receivable	7,480
Interest receivable	819
Total assets	9,339,063

Liabilities
Covered call options written, at value (premiums received $308,416)	339,220
Payable for investments purchased	565,486
Accrued trustee & officer expense	431
Payable to administrator, fund accountant, and transfer agent	5,577
Other accrued expenses	18,604
Total liabilities	929,318

Net Assets	$8,409,745

Net Assets consist of:
Paid in capital	$7,673,139
Accumulated net realized gain on investments	733,832
Net unrealized appreciation (depreciation) on:
Investment securities	33,578
Call options written	(30,804)

Net Assets	$8,409,745

Shares outstanding (unlimited number of shares authorized)	749,022

Net Asset Value and Offering price per share	$11.23

Redemption price per share ($11.23 * 0.99) *	$11.12

* The Fund charges a 1.00% redemption fee on shares redeemed within 30 days or purchase.

*See accompanying notes which are an integral part of these financial statements.

Marco Targeted Return Fund
Statement of Operations
For the fiscal year ended November 30, 2006

Investment Income
Dividend income	$ 74,892
Interest income	24,834
Total Income	99,726

Expenses
Investment advisor fees (a)	76,587
Administration expenses	31,500
Fund accounting expenses	18,000
Legal expenses	16,964
Registration expenses	16,270
Auditing expenses	15,060
Transfer agent expenses	20,772
Custodian expenses	8,484
Officer expense	5,048
Trustee expenses	4,503
Pricing expenses	4,449
Insurance expenses	3,146
Printing expenses	1,324
24f-2 expense	820
Miscellaneous expenses	605
Total Expenses	223,532
Expenses waived and reimbursed by advisor (a)	(108,651)
Net operating expenses	114,881
Net Investment (Loss)	(15,155)

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(61,182)
Call options written	824,669
Change in unrealized appreciation (depreciation) on:
Investment securities	(66,660)
Call options written	51,958
Net realized and unrealized gain on investment securities	748,785
Net increase in net assets resulting from operations	$733,630

*See accompanying notes which are an integral part of these financial statements.

Marco Targeted Return Fund
Statement of Changes In Net Assets

	Year ended	Period ended
	November	November
	30, 2006	30, 2005 (a)
Operations
Net investment income (loss)	$ (15,155)	$ 4,451
Net realized gain on investment security and call
option transactions	763,487	205,419
Change in unrealized appreciation (depreciation) on
investment securities and call options written	(14,702)	17,476
Net increase in net assets resulting from operations	733,630	227,346

Distributions
From net investment income	(4,420)	-
From net realized gain	(219,919)	-
Total distributions	(224,339)	-

Capital Share Transactions
Proceeds from shares sold	3,657,711	8,077,412
Reinvestment of distributions	224,339	-
Amount paid for shares repurchased	(3,803,686)	(482,668)
Net increase in net assets resulting
from share transactions	78,364	7,594,744

Total Increase in Net Assets	587,655	7,822,090

Net Assets
Beginning of year	7,822,090	-

End of year	$8,409,745	$7,822,090

Accumulated undistributed net investment
income included in net assets	$ -	$ 4,451

Capital Share Transactions
Shares sold	348,975	786,725
Shares issued in reinvestment of distributions	21,570	-
Shares repurchased	(361,957)	(46,291)

Net increase from capital share transactions	8,588	740,434

(a) For the period December 22, 2004 (commencement of operations) to November 30, 2005

*See accompanying notes which are an integral part of these financial statements.

Marco Targeted Return Fund
Financial Highlights
(For a share held during the period)
	Year ended	Period ended
	November	November
	30, 2006	30, 2005 (a)

Selected Per Share Data
Net asset value, beginning of period	$ 10.56	$ 10.00
Income from investment operations
Net investment income (loss)	(0.01)	0.01
Net realized and unrealized gain	0.98	0.55
Total from investment operations	0.97	0.56
Less Distributions to Shareholders:
From net investment income	(0.01)	-
From net realized gain	(0.29)	-
Total distributions	(0.30)	-

Net asset value, end of period	$11.23	$10.56

Total Return (b)	9.42%	5.6% (c)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 8,410	$ 7,822
Ratio of expenses to average net assets	1.50%	1.5% (d)
Ratio of expenses to average net assets before waiver & reimbursement	2.92%	5.07% (d)
Ratio of net investment income (loss) to average net assets	(0.20)%	0.13% (d)
Ratio of net investment income (loss) to average net assets before
waiver & reimbursement	(1.62)%	(3.45)% (d)
Portfolio turnover rate	203.84%	281.74%

(a)	For the period December 22, 2004 (commencement of operations) to November 30, 2005.
(b)	Total return in the above table represents the rate that investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

*See accompanying notes which are an integral part of these financial statements.

Marco Targeted Return Fund

Notes to the Financial Statements

November 30, 2006

NOTE 1. ORGANIZATION

Marco Targeted Return Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 13, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on December 22, 2004. The Fund investment objective is total return. The investment advisor to the Fund is Marco Investment Management, LLC (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Option writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized

Marco Targeted Return Fund

Notes to the Financial Statements

November 30, 2006 – continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Accounting for Uncertainty in Income Taxes- In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2006, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund. For the year ended November 30, 2006, net investment loss of $15,155 was reclassified to accumulated net realized gains.

Marco Targeted Return Fund

Notes to the Financial Statements

November 30, 2006 – continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended November 30, 2006, the Advisor earned fees of $76,587 from the Fund before the waiver described below. The Advisor contractually has agreed, through December 31, 2006, to waive its fee and, to the extent necessary, reimburse Fund expenses to maintain the Fund’s total annual operating expenses, excluding any brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, at 1.50% of its average daily net assets through December 31, 2006. For the fiscal year ended November 30, 2006, the Advisor waived fees and reimbursed Fund expenses of $108,651. As of November 30, 2006 there was a net receivable due from the Advisor in the amount of $8,183. The Trust retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended November 30, 2006, Unified earned fees of $31,500 from the Fund for administrative services provided.

The Fund also retains Unified to act as the Fund’s transfer agent and fund accountant. For the fiscal year ended November 30, 2006, Unified earned fees of $13,519 from the Fund for transfer agent services provided and $7,253 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund. For the fiscal year ended November 30, 2006, Unified earned fees of $18,000 from the Fund for fund accounting services provided to the Fund. A trustee and certain officers of the Trust are members of management and/or employees of Unified, and/or shareholders of Unified Financial Services, Inc., the parent company of Unified.

The Fund retains Unified Financial Securities, Inc. (the “Distributor”), to act as the principal distributor of the Fund’s shares. There were no payments made by the Fund to the Distributor during the fiscal year ended November 30, 2006. A trustee and an officer of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

NOTE 4. INVESTMENTS

For the fiscal year ended November 30, 2006, purchases and sales of investment securities, other than short-term investments and call options written were as follows:

Marco Targeted Return Fund

Notes to the Financial Statements

November 30, 2006 – continued

NOTE 4. INVESTMENTS – continued

At November 30, 2006, the appreciation (depreciation) of investments for tax purposes, net of premiums received for call options written, was as follows:

At November 30, 2006, the aggregate cost of securities for federal income tax purposes, net of premiums received for call options written, was $8,985,383.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2006, Charles Schwab and Northern Trust Co., for the benefit of others, owned 46.19% and 42.02% of the Fund, respectively, and thus each may be deemed to control the Fund.

NOTE 7. CALL OPTIONS WRITTEN

As of November 30, 2006, portfolio securities valued at $8,203,739 were held by the custodian as collateral for call options written by the Fund.

During the fiscal year ended November 30, 2006, transactions in options written were as follows (100 shares of common stock underly each option contract):

Marco Targeted Return Fund

Notes to the Financial Statements

November 30, 2006 – continued

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 26, 2006 an income distribution of $0.000040 and a short-term capital gain distribution of $0.999000 per share to shareholders of record on December 22, 2006 was made. On March 29, 2006, an income distribution of $0.000600 per share to shareholders of record on March 28, 2006 was made. On December 28, 2005, an income distribution of $0.005355 per share and a short term capital gain distribution of $0.294432 per share was declared. The dividend was paid on December 28, 2005 to shareholders of record on December 27, 2005.

The tax characterization of distributions for the fiscal year ended November 30, 2006 was as follows:

As of November 30, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $34,136.

NOTE 9. SUBSEQUENT EVENT

On November 2, 2006, Huntington Bancshares, Inc. (“Huntington”) announced it had signed a definitive agreement to acquire Unified and the Distributor (the “Acquisition”). Huntington is the parent of Huntington National Bank, the Fund’s custodian, and as of the closing of the Acquisition on December 31, 2006, Huntington is also the ultimate parent of Unified and the Distributor. No trustee or officer of the Trust has an ownership interest in Huntington.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of the

Marco Targeted Return Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Marco Targeted Return Fund (the “Fund”), a series of the Unified Series Trust, as of November 30, 2006, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two periods then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006 by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Marco Targeted Return Fund as of November 30, 2006, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

(fka Cohen McCurdy, Ltd.)

Westlake, Ohio

January 10, 2007

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Date of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Principal Officers

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Terrance P. Gallagher, JD, CPA (1958)**** Vice President, July 2006 to present; Chief Financial Officer and Treasurer, August 2006 to present

Senior Vice President, Director of Compliance of Unified Fund Services, Inc., the Trust's administrator, since November, 2004; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December 1998 to October 2004;  Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds from February 1987 to November 1998.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (1975) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 34 series.

*** Effective January 1, 2007, Mr. Tritschler is an Independent Trustee.  Prior to January 1, 2007, he was considered an Interested Trustee, due to his ownership interest in the previous parent company of the Trust’s administrator and distributor.

**** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust. Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of the previous Chief Financial Officer and Treasurer.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (800) 440-9341 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 440-9341 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Gary E. Hippenstiel

Stephen A. Little

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Terrance P. Gallagher, Vice President and Chief Financial Officer and Treasurer

Heather Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Marco Investment Management LLC

300 Atlanta Financial Center

3343 Peachtree Road NE

Atlanta, GA 30326

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, Ohio 44145

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, Missouri 63101

CUSTODIAN

Huntington National Bank

41 South High St.

Columbus, Ohio 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Roosevelt Anti-Terror

Multi-Cap Fund

Annual Report

November 30, 2006

Fund Adviser:

The Roosevelt Investment Group

317 Madison Avenue

Suite 1004

New York, NY 10017

Toll Free: (877) 322-0576

ROOSEVELT ANTI-TERROR MULTI-CAP FUND

Management’s Discussion and Analysis

Despite one of the strangest equity markets, your fund performed well, gaining 11.82% for its fiscal year. Influenced by rising oil prices, rising interest rates, and weaker commodity prices, the stock market declined during the first half. In mid-July, the market made a v-shaped turnaround as oil prices began to decline, interest rates stabilized, and commodity prices began a modest recovery. As a result, the indices began to approach new highs as better-than-expected corporate earnings came out of Corporate America and massive liquidity began to emerge in the marketplace. In adjusting for market volatility, your fund increased its portfolio positions in Consumer Discretionary and Consumer Staples companies as these sectors were deemed to be primary beneficiaries of an improving economy and interest rate environment. We increased the exposure in Information Technology and Telecommunication stocks in order to participate in the impact of internet protocols, broadband width and digitalization upon ever- growing demand by the consumer for better and faster services. Furthermore, we increased our positions in the Healthcare and Utilities sectors, while reducing our exposure in the Industrials, which was showing weakness in earnings. However, the fund was underweighted in the financial and energy sectors, which affected its performance versus the S&P 500 index.

Looking at the coming year, we are anticipating that the equity markets will be sanguine despite some possible short-term corrections. Our belief is based upon the following factors:

•	massive liquidity available in the equity markets,

•	good corporate earnings,

•	increasing growth in the job market,

•	consumer confidence is growing,

•	no severe economic slowdown,

•	possible interest rate relief, and

•	stable or lower oil prices.

However, productivity numbers have been mixed. If these numbers improve, the stock market could have a very strong year.

Investment Results	(Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index and NASDAQ Composite Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on December 21, 2001 (commencement of Fund operations) and held through November 30, 2006. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current performance may be higher or lower than the performance quoted. Performance data current to the most recent month-end may be obtained by call 1-877-322-0576.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

Fund Holdings	(Unaudited)

1As a percentage of net assets.

The Fund invests primarily in common stock of U.S. companies of all capitalization ranges.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, consisting of management fees; distribution and/or service (12b-1) fees; and trustee expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period (June 1, 2006) and held for the entire period through November 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Roosevelt Anti-Terror Multi-Cap Fund	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid for the Period June 1, 2006 - November 30, 2006*
Actual	$1,000.00	$1,059.84	$6.57
Hypothetical (5% return before expenses)	$1,000.00	$1,018.69	$6.43

*Expenses are equal to the Fund’s annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Roosevelt Anti-Terror Multi-Cap Fund
Schedule of Investments
November 30, 2006

Common Stocks - 98.75%	Shares	Value

Agricultural Chemicals - 1.73%
Potash Corp of Saskatchewan, Inc.	1,700	$239,258

Agricultural Support Activities & Products - 0.71%
Saskatchewan Wheat Pool, Inc. (a)	14,550	97,340

Air Transportation - 4.11%
Ace Aviation Holdings, Inc. - Class A (a)	12,250	375,462
Ryanair Holdings Plc. (a) (b)	2,500	191,475
		566,937

Biological Products, (No Diagnostic Substances) - 1.70%
Genzyme Corp. (a)	3,650	235,060

Bituminous Coal & Lignite Surface Mining - 0.56%
Peabody Energy Corp.	1,665	76,607

Calculating & Accounting Machines (No Electronic Computers) - 1.49%
Diebold, Inc.	4,465	205,390

Canned, Frozen & Preserved Fruits, Vegetables & Food Specialties - 2.06%
Corn Products International, Inc.	7,820	284,022

Chemical & Allied Products - 2.44%
Monsanto Co.	7,000	336,490

Computer Communications Equipments - 2.89%
Cisco Systems, Inc. (a)	14,800	397,824

Crude Petroleum & Natural Gas - 2.29%
Toreador Resources Corp. (a)	12,900	316,179

Electric & Other Services Combined - 3.17%
Sierra Pacific Resources (a)	7,200	118,224
Duke Energy Corp.	10,050	318,786
		437,010
Electric Services - 8.61%
Dynegy, Inc. - Class A (a)	32,500	220,675
FPL Group, Inc.	7,300	389,090
Northeast Utilities	12,450	348,974
Southern Co.	6,300	228,375
		1,187,114
Fabricated Plate Work - 2.23%
McDermott International, Inc. (a)	5,900	307,272

Financial Services - 2.79%
Morgan Stanley	5,050	384,608

Food & Kindred Products - 2.99%
Altria Group, Inc.	4,900	412,629

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Anti-Terror Multi-Cap Fund
Schedule of Investments - continued
November 30, 2006

Common Stocks - 98.75% - continued	Shares	Value

Hazardous Waste Management - 1.84%
Stericycle, Inc. (a)	3,500	$253,470

Hotels and Motels - 1.61%
Hilton Hotels Corp.	6,750	221,602

Household Appliances - 2.60%
Whirlpool Corp.	4,200	358,260

Industrial Organic Chemicals - 2.28%
Lyondell Chemical Co.	12,750	314,925

Meat Packing Plants - 1.48%
Smithfield Foods, Inc. (a)	7,730	203,917

Mens' & Boys' Furnishings, Work Clothing & Allied Garments - 1.47%
Phillips-Van Heusen Corp.	4,105	202,500

Mining & Quarrying of Nonmetallic Minerals - 1.36%
Compass Minerals International, Inc.	5,650	187,015

Miscellaneous Industrial & Commercial Machinery - 1.68%
Eaton Corp.	3,000	231,240

Miscellaneous Manufacturing Industries - 0.96%
WMS Industries, Inc. (a)	3,800	132,164

Miscellaneous Metal Ores - 1.85%
Cameco Corp.	6,700	254,734

Miscellaneous Publishing - 1.59%
Reed Elsevier PLC (b)	5,000	219,700

Motor Homes - 0.95%
Thor Industries, Inc.	2,900	131,254

Oil Field Machinery & Equipment - 1.12%
Shawcor Industries Ltd. - Class A	7,050	154,042

Pharmaceutical Preparations - 1.74%
Wyeth	4,955	239,227

Plastics Products - 2.64%
Newell Rubbermaid, Inc.	12,800	364,672

Primary Smelting & Refining of Nonferrous Metals - 1.00%
Brush Engineered Materials, Inc. (a)	3,880	137,430

Radio & TV Broadcasting & Communications Equipment - 3.08%
Loral Space & Communications (a)	6,902	212,098
Motorola, Inc.	9,605	212,943
		425,041
*See accompanying notes which are an integral part of these financial statements.

Roosevelt Anti-Terror Multi-Cap Fund
Schedule of Investments - continued
November 30, 2006

Common Stocks - 98.75% - continued	Shares	Value

Retail - Eating Places - 2.77%
McDonald's Corp.	9,100	$381,927

Secondary Smelting & Refining of Nonferrous Metals - 0.88%
Titamium Metals Corp. (a)	3,800	121,486

Security & Commodity Brokers, Dealers, Exchanges - 4.20%
Chicago Mercantile Exchange Holdings, Inc. - Class A	380	203,528
NYSE Group, Inc. (a)	3,750	375,375
		578,903

Semiconductors & Related Devices - 2.53%
Microchip Technology, Inc.	3,770	128,595
Nvidia Corp. (a)	5,950	220,091
		348,686

Services - Advertising Agencies - 1.04%
Monster Worldwide, Inc. (a)	3,300	144,045

Services - Business Services - 1.71%
Sotheby's Holdings, Inc.	2,635	81,922
WebMD Health Corp. - Class A (a)	4,200	153,426
		235,348

Services - Commercial Physical & Biological Research - 1.37%
Medarex, Inc. (a)	14,000	188,860

Services - Computer Programming - 1.30%
Amdocs Ltd. (a)	4,650	179,257

Services - Miscellaneous Amusement & Recreation - 3.29%
Pinnacle Entertainment, Inc. (a)	7,900	256,829
Station Casinos, Inc.	2,890	196,636
		453,465

Services - Nursing & Personal Care Facilities 0.89%
Brookdale Senior Living, Inc.	2,695	123,027

Services - Prepackaged Software - 1.88%
Microsoft Corp.	8,850	259,570

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 3.32%
Procter & Gamble Co.	7,300	458,367

Surgical & Medical Instruments - 1.77%
Becton Dickinson & Co.	3,400	243,848

Telephone Communications (No Radiotelephone) - 2.78%
Level 3 Communications, Inc. (a)	34,405	183,723
Sprint Nextel Corp.	10,205	199,100
		382,823

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Anti-Terror Multi-Cap Fund
Schedule of Investments - continued
November 30, 2006

Common Stocks - 98.75% - continued	Shares	Value

TOTAL COMMON STOCKS (Cost $11,991,390) Warrants - 1.00%		$13,614,545

Mirant Corp Warrant, exercise price @ $20.54, Expiring 01/03/2011 (a)	10,650	138,130

TOTAL WARRANTS (Cost $132,592)		138,130

Money Market Securities - 0.91%
Huntington Money Market Fund, 4.39% (c)	125,501	125,501

TOTAL MONEY MARKET SECURITIES (Cost $125,501)		125,501

TOTAL INVESTMENTS (Cost $12,249,483) - 100.66%		$13,878,176

Liabilities in excess of other assets - (0.66)%		(90,454)

TOTAL NET ASSETS - 100.00%		$13,787,722

(a) Non-income producing.
(b) American Depository Receipts.
(c) Variable rate security; the money market rate shown represents the rate at November 30, 2006.

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Anti-Terror Multi-Cap Fund
Statement of Assets and Liabilities
November 30, 2006

Assets
Investments in securities, at fair value (cost $12,249,483)	$13,878,176
Receivable for investments sold	180,254
Dividends receivable	32,899
Interest receivable	868
Total assets	14,092,197

Liabilities
Payable for investments purchased	238,752
Payable for fund shares redeemed	28,662
Payable to adviser	11,088
Accrued 12b-1 fees	25,968
Accrued trustee fees	5
Total liabilities	304,475

Net Assets	$13,787,722
Net Assets consist of:
Paid in capital	$11,942,381
Accumulated undistributed net investment income	37,849
Accumulated undistributed net realized gain from investment transactions	178,799
Net unrealized appreciation on investments	1,628,693

Net Assets	$13,787,722

Shares outstanding (unlimited number of shares authorized)	864,779

Net Asset Value,
Offering and redemption price per share	$15.94

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Anti-Terror Multi-Cap Fund
Statement of Operations
For the Year Ended November 30, 2006

Investment Income
Dividend income (net of foreign witholding tax of $653)	$130,650
Interest income	42,793
Total Investment Income	173,443

Expenses
Investment Adviser fee	105,830
12b-1 expense	25,968
Trustee expenses	3,549
Total Expenses	135,347
Net Investment Income	38,096

Realized and Unrealized Gain on Investments
Net realized gain on investments	233,595
Change in unrealized appreciation (depreciation)
on investments	883,431
Net realized and unrealized gain on investments	1,117,026
Net increase in net assets resulting from operations	$1,155,122

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Anti-Terror Multi-Cap Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	November	November
	30, 2006	30, 2005
Operations
Net investment income	$38,096	$9,785
Net realized gain on investment securities	233,595	368,358
Change in unrealized appreciation (depreciation)	883,431	211,108
Net increase in net assets resulting from operations	1,155,122	589,251

Distributions
From net investment income	(10,032)	-
From net realized gain	(390,181)	(226,229)
Total distributions	(400,213)	(226,229)

Capital Share Transactions
Proceeds from shares sold	8,037,355	3,091,766
Reinvestment of distributions	397,389	226,229
Amount paid for shares repurchased	(1,816,464)	(357,904)
Net increase in net assets resulting
from share transactions	6,618,280	2,960,091

Total Increase in Net Assets	7,373,189	3,323,113

Net Assets
Beginning of year	6,414,533	3,091,420

End of year	$13,787,722	$6,414,533

Accumulated undistributed net investment
income included in net assets	$37,849	$9,785

Capital Share Transactions
Shares sold	532,777	215,910
Shares issued in reinvestment of distributions	27,163	16,586
Shares repurchased	(120,737)	(25,006)

Net increase from capital share transactions	439,203	207,490
*See accompanying notes which are an integral part of these financial statements.

Roosevelt Anti-Terror Multi-Cap Fund
Financial Highlights
The tables below set forth financial data for a share outstanding throughout each period presented.
					For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	November	November	November	November	November
	30, 2006	30, 2005	30, 2004	30, 2003	30, 2002 (a)

Selected Per Share Data
Net asset value, beginning of period	$15.07	$14.18	$12.89	$9.84	$10.00

Income from investment operations
Net investment income (loss)	0.04	0.02	(0.01)	(0.01)	(0.04)
Net realized and unrealized gain (loss)	1.67	1.92	1.62	3.06	(0.12)
Total from investment operations	1.71	1.94	1.61	3.05	(0.16)

Less Distributions to shareholders:
From net investment income	(0.02)	-	-	-	-
From net realized gain	(0.82)	(1.05)	(0.32)	-	-
Total distributions	(0.84)	(1.05)	(0.32)	-	-

Net asset value, end of period	$15.94	$15.07	$14.18	$12.89	$9.84

Total Return (b)	11.82%	14.47%	12.70%	31.00%	-1.60% (c)

Ratios and Supplemental Data
Net assets, end of period (000)	$13,788	$6,415	$3,091	$2,345	$797
Ratio of expenses to average net assets	1.28%	1.10%	1.07%	1.15%	1.43%(d)
Ratio of net investment income (loss) to average net assets	0.36%	0.21%	(0.08)%	(0.06)%	(0.38)%(d)
Portfolio turnover rate	102.70%	85.58%	82.28%	54.18%	52.75%(d)
(a) For the period December 21, 2001 (Commencement of Operations) through November 30, 2002.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Anti-Terror Multi-Cap Fund

Notes to the Financial Statements

November 30, 2006

NOTE 1. ORGANIZATION

The Roosevelt Anti-Terror Multi-Cap Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) to acquire all the assets of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), in a tax-free reorganization, effective September 23, 2005. Formerly known as the Abacus Bull Moose Growth Fund, the name change became effective November 30, 2006. The Predecessor Fund commenced operations on December 21, 2001. The Trust is an open-end management investment company established under the laws of Ohio by an agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The objective of the Fund is long term capital appreciation. The investment adviser to the Fund is The Roosevelt Investment Group (the “Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Roosevelt Anti-Terror Multi-Cap Fund

Notes to the Financial Statements

November 30, 2006 – continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – Continued

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund. For the fiscal year ended November 30, 2006, there were no such reclassifications.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Accounting for Uncertainty in Income Taxes- In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2006, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Roosevelt Anti-Terror Multi-Cap Fund

Notes to the Financial Statements

November 30, 2006 – continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person Trustees, 12b-1 expenses and extraordinary expenses. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended November 30, 2006, the Adviser earned a fee for these services of $105,830 from the Fund. As of November 30, 2006, the Fund owed the Adviser $11,088 for these services.

Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Unified Financial Services, Inc., manages the Fund’s business affairs and provides the Fund with administrative services, fund accounting and transfer agency services, including all regulatory reporting and necessary office equipment and personnel. The Adviser pays all administrative, transfer agency and fund accounting fees on behalf of the Fund per the Agreement. A trustee and certain officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. (the parent of Unified).

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the fiscal year ended November 30, 2006. Unified and the Distributor are wholly owned subsidiaries of Unified Financial Services, Inc. A trustee and an officer of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay its Adviser a fee aggregating 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of services to shareholders, including, but not necessarily limited to, advertising, compensation to dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Adviser may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Board activated the Plan effective January 6, 2006. For the period January 6, 2006 through November 30, 2006, the Fund accrued 12b-1 fees of $25,968. A trustee and an officer of the Trust are shareholders of Unified Financial Services, Inc. (the parent company of the Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

NOTE 4. INVESTMENTS

For the fiscal year ended November 30, 2006, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Roosevelt Anti-Terror Multi-Cap Fund

Notes to the Financial Statements

November 30, 2006 – continued

NOTE 4. INVESTMENTS – continued

As of November 30, 2006, the net unrealized appreciation of investments for tax purposes was as follows:

At November 30, 2006, the aggregate cost of securities for federal income tax purposes was $12,266,237.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. DISTRIBUTIONS TO SHAREHOLDERS

On December 28, 2005, an income distribution of $0.020952 per share, a long-term capital gain distribution of $0.530829 per share, and a short-term capital gain distribution of $0.284076 were declared and paid to shareholders of record on December 27, 2005. On December 27, 2006, an income distribution of $0.0444 per share and a long-term capital gain distribution of $0.2965 per share were declared and paid to shareholders of record on December 26, 2006.

The tax character of distributions paid during the fiscal years ended November 30, 2006 and 2005 is as follows:

As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

The difference between book basis and tax-basis unrealized appreciation was attributable primarily to the tax deferral of losses on wash sales of $16,754.

Roosevelt Anti-Terror Multi-Cap Fund

Notes to the Financial Statements

November 30, 2006 – continued

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2006, Charles Schwab, for the benefit of others, was the record owner of 30.69% of the outstanding shares of the Fund.

NOTE 8. SUBSEQUENT EVENT

On November 2, 2006, Huntington Bancshares, Inc. (“Huntington”) announced it had signed a definitive agreement to acquire Unified and the Distributor (the “Acquisition”). Huntington is the parent of Huntington National Bank, the Fund’s custodian, and as of the closing of the Acquisition on December 31, 2006, Huntington is also the ultimate parent of Unified and the Distributor. No trustee or officer of the Trust has an ownership interest in Huntington.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees of

Roosevelt Anti-Terror Multi-Cap Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Roosevelt Anti-Terror Multi-Cap Fund (the “Fund”), a series of the Unified Series Trust, as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to November 30, 2004 were audited by another independent accounting firm who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006 by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Roosevelt Anti-Terror Multi-Cap Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

January 15, 2007

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Date of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Principal Officers

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Terrance P. Gallagher, JD, CPA (1958)**** Vice President, July 2006 to present; Chief Financial Officer and Treasurer, August 2006 to present

Senior Vice President, Director of Compliance of Unified Fund Services, Inc., the Trust's administrator, since November, 2004; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December 1998 to October 2004;  Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds from February 1987 to November 1998.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (1975) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 34 series.

*** Effective January 1, 2007, Mr. Tritschler is an Independent Trustee.  Prior to January 1, 2007, he was considered an Interested Trustee, due to his ownership interest in the previous parent company of the Trust’s administrator and distributor.

**** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust. Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of the previous Chief Financial Officer and Treasurer.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (877) 322-0576 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by: (1) calling the Fund at (877) 322-0576 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Gary E. Hippenstiel

Stephen A. Little

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Terrance P. Gallagher, Vice President and Chief Financial Officer and Treasurer

Heather Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

The Roosevelt Investment Group

317 Madison Avenue, Suite 1004

New York, NY 10017

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, Ohio 44145

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, Missouri 63101

CUSTODIAN

Huntington National Bank

41 South High St.

Columbus, Ohio 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

The Symphony Wealth Management Ovation Fund

Class A

Annual Report

November 30, 2006

Fund Advisor:

The Symphony Wealth Management Group, LLC

400 Colony Square

1201 Peachtree Street N.E., Suite 1004

Atlanta, GA 30361

Toll Free (877) 328-1168

The Symphony Wealth Management Ovation Fund, Class A

Management’s Discussion & Analysis

To Our Shareholders

The Symphony Wealth Management Ovation Fund has completed its first year of operations with a total return of 9.89% for the fiscal year, excluding the effect of any initial sales charge. After taking into account the maximum initial sales charge of 5.75%, the Fund had a total return of 3.57% over the same period. The Fund remains invested approximately two-thirds in equity funds and one-third in fixed-income funds. The fixed income funds are invested in U.S. Treasury securities that will mature in 1-3 years.  As we head into the new year we continue to focus on the growth of assets in the Fund, which will help reduce costs and we believe position us to provide solid risk adjusted performance on an ongoing basis.  We will, of course, continue to focus on our dynamic multi-cap strategy in the upcoming fiscal year.

While we underperformed our benchmark, the S&P 500, which returned 12.47% over the same period, it should be noted that we typically have allocated approximately two-thirds of the portfolio to equity funds and one-third of the portfolio to short-term fixed income funds, unlike the S&P 500 which is 100% equity-based. We believe that this more moderate allocation will generate stronger risk-adjusted performance over the long-term. Also, we are a multi-cap Fund, which means that we will invest in equity funds that cover the market capitalization spectrum. The exchange-traded funds that we invest in typically have more than 1000 holdings in various styles, sectors and classes, as compared to the large-cap S&P 500, which includes the common stocks of 500 large-cap companies. We believe that our greater diversification among equities as well as our short term, high quality US Treasury holdings should reduce the volatility in the Fund. This also means that the Fund will likely underperform an all equity portfolio when the equity markets are rising and likely outperform an all equity portfolio when the equity markets are falling, therefore giving an investor less volatility over the long-term.

The Fund utilizes a dynamic allocation strategy, which means we actively manage the allocations in an attempt to add extra performance to the portfolio, by taking advantage of short term valuation inefficiencies. We hope this will create value on a risk adjusted basis, especially when market segments have become greatly overvalued or undervalued. We are proud of our performance this year and hope to continue or improve on it next year.

We appreciate the trust that you have placed in us by investing in the Fund.

Investment Results - (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-328-1168.

* In compliance with SEC guidelines, these results include maximum sales charges. Fund shares are sold with a maximum initial sales charge of 5.75%. The sales charge does not apply to purchases over $1 million. Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on December 22, 2005 (commencement of Fund operations) and held through November 30, 2006. The chart reflects the 5.75% front end sales load imposed on purchases of the Fund; therefore the chart assumes that only$9,425 of the initial $10,000 is invested in the Fund. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, please call 1-877-328-1168. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

Fund Holdings – (Unaudited)

1As a percentage of net assets.

The Fund invests in a diversified portfolio of other investment companies, primarily exchange-traded funds.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from June 1, 2006 through November 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table below is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Symphony Wealth Management Ovation Fund, Class A	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period (June 1, 2006 – November 30, 2006)*
Actual	$1,000.00	$1,065.30	$10.08
Hypothetical **	$1,000.00	$1,015.31	$9.84

*Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

The Symphony Wealth Management Ovation Fund, Class A Schedule of Investments
November 30, 2006

	Shares	Value
Exchange-Traded Funds - 95.18%
Financial Select Sector SPDR Fund	780	$ 27,854
iShares Cohen & Steers Realty Majors Index Fund	670	69,425
iShares Lehman 1-3 Year Treasury Bond Fund	4,315	347,099
iShares MSCI Pacific ex-Japan Index Fund	140	17,504
iShares Russell 1000 Value Index Fund	1,470	119,526
iShares Russell 2000 Index Fund	1,570	122,570
iShares Russell 2000 Value Index Fund	305	24,284
iShares S&P Latin America 40 Index Fund	285	46,481
iShares S&P/TOPIX 150 Index Fund	260	31,652
streetTRACKS Dow Jones Wilshire Large Cap Growth Fund	3,110	166,416
streetTRACKS Dow Jones Wilshire Large Cap Value Fund	1,775	145,922
Vanguard Small-Cap Value Fund	670	48,354

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,132,501)		1,167,087

Money Market Securities - 5.23%
Huntington Money Market Fund, 4.40% (a)	64,068	64,068

TOTAL MONEY MARKET SECURITIES (Cost $64,068)		64,068

TOTAL INVESTMENTS (Cost $1,196,569) - 100.41%		$1,231,155

Liabilities in excess of cash & other assets - (0.41)%		(5,030)

TOTAL NET ASSETS - 100.00%		$1,226,125

(a) Variable rate security; the money market rate shown represents the rate at November 30, 2006.

*See accompanying notes which are an integral part of these financial statements.

The Symphony Wealth Management Ovation Fund, Class A
Statement of Assets and Liabilities
November 30, 2006

Assets
Investments in securities, at value (cost $1,196,569)	$1,231,155
Cash	81
Receivable from Advisor	19,961
Interest receivable	96
Prepaid expenses	617
Total assets	1,251,910

Liabilities
12b-1 expenses payable to broker and Advisor	1,558
Payable to administrator, fund accountant and transfer agent	6,635
Payable to trustees and officers	580
Other accrued expenses	17,012
Total liabilities	25,785

Net Assets	$1,226,125

Net Assets consist of:
Paid in capital	$1,145,861
Accumulated undistributed net investment income	1,524
Accumulated undistributed net realized gain from investment transactions	44,154
Net unrealized appreciation on investments	34,586

Net Assets	$1,226,125

Shares outstanding (unlimited number of shares authorized)	112,201

Net Asset Value	$10.93

Offering price per share ($10.93 / 94.25%) (a)	$11.60

Redemption price per share ($10.93 * 98%) (b)	$10.71

(a) A maximum sales charge of up to 5.75% will be imposed on purchases less than $1,000,000.

(b) The Fund charges a 2% redemption fee on shares redeemed within 30 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 30 calendar days.

*See accompanying notes which are an integral part of these financial statements.

The Symphony Wealth Management Ovation Fund, Class A
Statement of Operations
For the period December 22, 2005 (commencement of operations) through November 30, 2006

Investment Income
Dividend income	$16,307
Interest income	1,382
Total Investment Income	17,689

Expenses
Investment Advisor fee (a)	8,048
12b-1 expenses	2,817
Transfer agent expenses	28,824
Administration expenses	26,824
Fund accounting expenses	22,101
Registration expenses	21,515
Legal expenses	16,337
Auditing expenses	13,006
Custodian expenses	5,937
Trustee expenses	5,311
Officer expenses	4,486
Pricing expenses	3,016
Miscellaneous expenses	2,152
Printing expenses	236
24f-2 expense	105
Total Expenses	160,715
Less: Waiver and Reimbursement by Advisor (a)	(144,970)
Net operating expenses	15,745
Net Investment Income	1,944

Realized & Unrealized Gain on Investments
Net realized gain on investment securities	44,154
Change in unrealized appreciation (depreciation) on investment securities	34,586
Net realized and unrealized gain on investment securities	78,740
Net increase in net assets resulting from operations	$80,684

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

The Symphony Wealth Management Ovation Fund, Class A
Statement of Changes In Net Assets

Period Ended
November
Increase (Decrease) in Net Assets due to:	30, 2006 (a)
Operations
Net investment income	$1,944
Net realized gain on investment securities	44,154
Change in unrealized appreciation (depreciation) on investment securities	34,586
Net increase in net assets resulting from operations	80,684

Distributions
From net investment income	(420)
Total distributions	(420)

Capital Share Transactions
Proceeds from Fund shares sold	1,182,001
Reinvestment of distributions	420
Amount paid for Fund shares repurchased	(36,560)
Net increase in net assets resulting
from capital share transactions	1,145,861

Total Increase in Net Assets	1,226,125

Net Assets
Beginning of period	-

End of period	$1,226,125

Accumulated undistributed net investment income
included in net assets at end of period	$1,524

Capital Share Transactions
Shares sold	115,603
Shares issued in reinvestment of distributions	42
Shares repurchased	(3,444)

Net increase from capital share transactions	112,201

(a) For the period December 22, 2005 (commencement of operations) through November 30, 2006.

*See accompanying notes which are an integral part of these financial statements.

The Symphony Wealth Management Ovation Fund, Class A
Financial Highlights
(For a share outstanding during the period)

	Period Ended
	November
	30, 2006	(a)

Selected Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain	0.91
Total from investment operations	0.98

Less Distributions to Shareholders:
From net investment income	(0.05)
Total distributions	(0.05)

Paid in capital from redemption fees	-	(b)

Net asset value, end of period	$10.93

Total Return (c)	9.89%	(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$1,226
Ratio of expenses to average net assets	1.95%	(e)
Ratio of expenses to average net assets before reimbursement	19.89%	(e)
Ratio of net investment income to average net assets	0.24%	(e)
Ratio of net investment income to average net assets before reimbursement	(17.70)%	(e)
Portfolio turnover rate	657.03%
(a)	For the period December 22, 2005 (commencement of operations) through November 30, 2006.
(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

*See accompanying notes which are an integral part of these financial statements.

The Symphony Wealth Management Ovation Fund, Class A

Notes to the Financial Statements

November 30, 2006

NOTE 1.	ORGANIZATION

The Symphony Wealth Management Ovation Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on August 29, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on December 22, 2005. The investment advisor to the Fund is The Symphony Wealth Management Group, LLC (the “Advisor”). The Advisor has retained Breen Financial Corporation (the “Sub-Advisor”) as the sub-advisor to provide portfolio management services to the Fund. The investment objective of the Fund is to provide total return.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Sub-Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Sub-advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Sub-Advisor subject to guidelines approved by the Board.

Fixed income securities are valued by a pricing service when the Sub-Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Sub-Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Sub-Advisor subject to guidelines approved by the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

In accordance with the Trust’s good faith pricing guidelines, the Sub-Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Sub-Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Exchange-Traded Funds – The Fund may invest in the securities of other investment companies, primarily exchange-traded funds (“ETFs”). The Investment Company Act of 1940 (the “Act”) restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to iShares Trust and iShares Funds, the Fund is permitted to invest in various iShares beyond the limits set forth in the Act subject to certain terms and conditions set forth in the exemptive order. When the Fund invests in other investment companies, including iShares and other ETFs, it will

The Symphony Wealth Management Ovation Fund, Class A

Notes to the Financial Statements

November 30, 2006

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

indirectly bear its proportionate share of any fees and expenses payable directly by the other investment companies. As a result, the Fund will incur higher expenses, many of which may be duplicative.

Federal Income Taxes - The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income and net realized capital gains are not distributed, the Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless shareholders request cash distributions on their application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal period ended November 30, 2006, there were no reclassifications.

Accounting for Uncertainty in Income Taxes - In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2006, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

The Symphony Wealth Management Ovation Fund, Class A

Notes to the Financial Statements

November 30, 2006

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor is responsible for providing general investment advice and guidance to the Fund, although the Advisor has delegated responsibility for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio to the Sub-Advisor. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the period December 22, 2005 (commencement of operations) through November 30, 2006, the Advisor earned fees of $8,048 from the Fund before the waivers and reimbursements described below.

The Advisor has contractually agreed through November 30, 2007 to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.95% of the Fund’s average daily net assets. Pursuant to this agreement, for the period December 22, 2005 (commencement of operations) through November 30, 2006, the Advisor waived fees and/or reimbursed expenses of $144,970. As of November 30, 2006, the Fund was owed $19,961 by the Advisor. Any contractual waiver or reimbursement by the Advisor is subject to recoupment by the Advisor in the three fiscal years following the fiscal year in which the waiver and/or reimbursement occurred, provided that the Fund is able to make such payment without exceeding the Fund’s expense limitation. As of November 30, 2006, the amount subject to potential recoupment no later than November 30, 2009 was $144,970.

The Advisor has retained the Sub-Advisor to act as sub-advisor to the Fund. The Sub-Advisor establishes the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio, and votes any proxies solicited by portfolio companies. For its services, the Sub-Advisor receives a fee from the Advisor computed and accrued daily and paid monthly at an annual rate of 0.375% of the Fund’s net assets. The Sub-Advisor contractually has agreed to waive its fee until such date as the total assets of the Fund equal or exceed $20,000,000. However, the Sub-Advisor is entitled to repayment from the Advisor for any amounts that it waives to the extent that the Advisor receives repayment from the Fund pursuant to the Advisor’s contractual agreement to reimburse Fund expenses, in the three fiscal years following the fiscal year in which the fee was waived.

The Trust retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period December 22, 2005 (commencement of operations) through November 30, 2006, Unified earned fees of $26,824 for administrative services provided to the Fund. As of November 30, 2006, Unified was owed $2,500 for administrative services.

The Trust also retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the period December 22, 2005 (commencement of operations) through November 30, 2006, Unified earned fees of $18,457 from the Fund for transfer agent services and $10,367 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. As of November 30, 2006, Unified was owed $1,501 and $548 for transfer agent services and out-of-pocket expenses, respectively. For the period December 22, 2005 (commencement of operations) through November 30, 2006, Unified earned fees of $22,101 from the Fund for fund accounting services. As of November 30, 2006, Unified was owed $2,086 for fund accounting services. A Trustee and certain officers of the Trust are members of management and/or employees of Unified, and/or shareholders of Unified Financial Services, Inc., the parent of Unified.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating up to 0.35% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.

The Symphony Wealth Management Ovation Fund, Class A

Notes to the Financial Statements

November 30, 2006

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

For the period December 22, 2005 (commencement of operations) through November 30, 2006, the Fund accrued 12b-1 fees of $2,817. As of November 30, 2006, $1,558 is payable to brokers and the Advisor.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to Unified Financial Securities, Inc. by the Fund for the period December 22, 2005 (commencement of operations) through November 30, 2006. The Distributor is a wholly owned subsidiary of Unified Financial Services, Inc. A Trustee and an officer of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

NOTE 4.	INVESTMENTS

For the period ended November 30, 2006, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of November 30, 2006, the net unrealized appreciation of investments for tax purposes was as follows:

At November 30, 2006, the aggregate cost of securities for federal income tax purposes was $1,196,569.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2006, Dr. William Breen and members of his family owned 51.84% of the outstanding shares of the Fund. Dr. Breen is the Chairman and CEO of the Sub-Advisor and portfolio manager to the Fund. Christopher Bach owned 13.13% of the outstanding shares of the Fund. Mr. Bach is the founder and President of the Advisor.

The Symphony Wealth Management Ovation Fund, Class A

Notes to the Financial Statements

November 30, 2006

NOTE 7.	DISTRIBUTIONS

On December 30, 2005, the Fund paid an income distribution of $0.05325 per share to shareholders of record on December 29, 2005.

The tax characterization of distributions for the period ended November 30, 2006 was as follows:

On December 27, 2006, the Fund paid an income distribution of $0.0662 or $7,427 per share and a short-term capital gain of $0.2313 or $25,949 to shareholders of record on December 26, 2006.

As of November 30, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of November 30, 2006, there were no differences between book basis and tax basis investments.

NOTE 8.	SUBSEQUENT EVENT

On November 2, 2006, Huntington Bancshares, Inc. (“Huntington”) announced it had signed a definitive agreement to acquire Unified and the Distributor (the “Acquisition”). Huntington is the parent of Huntington National Bank, the Fund’s custodian, and as of the closing of the Acquisition on December 31, 2006, Huntington is also the ultimate parent of Unified and the Distributor.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of

The Symphony Wealth Management Ovation Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Symphony Wealth Management Ovation Fund, a series of Unified Series Trust, as of November 30, 2006, and the related statements of operations and changes in net assets, and the financial highlights for the period of December 22, 2005 (commencement of operations) through November 30, 2006. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006 by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Symphony Wealth Management Ovation Fund as of November 30, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

January 19, 2007

TRUSTEES AND OFFICERS - (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Date of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Principal Officers

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Terrance P. Gallagher, JD, CPA (1958)**** Vice President, July 2006 to present; Chief Financial Officer and Treasurer, August 2006 to present

Senior Vice President, Director of Compliance of Unified Fund Services, Inc., the Trust's administrator, since November, 2004; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December 1998 to October 2004;  Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds from February 1987 to November 1998.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (1975) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 34 series.

*** Effective January 1, 2007, Mr. Tritschler is an Independent Trustee.  Prior to January 1, 2007, he was considered an Interested Trustee, due to his ownership interest in the previous parent company of the Trust’s administrator and distributor.

**** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust. Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of the previous Chief Financial Officer and Treasurer.

OTHER INFORMATION

The Fund’s Statement of Additional Informaion (“SAI”) includes information about the trustees and is available, without charge, upon request. You may call toll-free (800) 328-1168 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AND SUB-ADVISORY AGREEMENT APPROVAL

(UNAUDITED)

The Management Agreement between the Advisor and the Trust, on behalf of the Fund, (the “Management Agreement”) and the Sub-Advisory Agreement between the Advisor and the Sub-Advisor (the “Sub-Advisory Agreement, and together with the Management Agreement, the “Agreements”) were approved by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreements (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at an in-person meeting held on October 17, 2005. In their consideration of the Agreements, the Trustees requested and reviewed materials furnished by the Advisor and Sub-Advisor in advance of the meeting, including a description of the Advisor’s and Sub-Advisor’s proposed investment strategy and information about the business background of the principal owners of the Advisor and Sub-Advisor. The Trustees reviewed a description of the Advisor’s and Sub-Advisor’s business and personnel, and the Advisor and Sub-Advisor represented to the Board that there are no pending material legal proceedings or securities enforcement proceedings regarding the Advisor, the Sub-Advisor or their personnel. The Advisor and Sub-Advisor each represented to the Board that it has in place a compliance program, including a Code of Ethics, reasonably designed to prevent violations of the federal securities laws.

The Trustees noted that the Fund is obligated to pay the Advisor, as compensation for its management services, a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets. The Trustees also noted that the Advisor contractually has agreed to waive its fee and/or reimburse the Fund, but only to the extent necessary to maintain the Fund’s total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, at 1.95% of the average daily net assets of Class A shares through the end of the Fund’s second fiscal year. The Agreement also provides that each waiver or reimbursement made by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense waived or reimbursed is incurred; provided that the Fund is able to make the repayment without exceeding the applicable expense limitation. The Trustees also noted that the Advisor, not the Fund, will pay the Sub-Advisor a fee equal to 0.375% of the Fund’s average daily net assets, and that the Sub-Advisor will waive its fee until the total assets of the Fund equal or exceed $20 million.

In approving the Management Agreement, the Trustees concluded that: (1) although neither the Advisor nor the Sub-Advisor has any prior experience managing a mutual fund, the Advisor’s principal executive has substantial compliance experience in supervising advisory activities, which should enable him to supervise the Fund’s Sub-Advisor; (2) the Advisor has agreed to cap the Fund’s expenses, which is a benefit to shareholders; (3) the Advisor currently does not intend to engage in soft dollar activities pursuant to which it directs Fund brokerage to brokers who provide brokerage and research services; (4) the principal owner of the Advisor has committed his personal capital as an available resource to cap Fund expenses; and (5) the business plan for the Fund should assist the Fund in growing its assets.

In approving the Sub-Advisory Agreement, the Trustees concluded that: (1) although the Sub-Advisor has no prior experience managing a mutual fund, the ETF model portfolios recommended by the Sub-Advisor to its institutional consulting clients have had good performance, and the Sub-Advisor will use the same ETF asset allocation strategy to manage the Fund; (2) although the Sub-Advisor has no prior experience managing a mutual fund, the Sub-Advisor had prior experience in managing private investment accounts, which will enable it to manage the Fund’s portfolio; (3) the Sub-Advisor currently does not intend to engage in soft dollar activities pursuant to which it directs Fund brokerage to brokers who provide brokerage and research services; and (4) the Sub-Advisor has agreed to waive its fee until the Fund reaches $20 million in assets, which will enable the Advisor to cap Fund expenses.

As a result of their considerations, the Trustees, including the Independent Trustees voting separately, unanimously determined that the Agreements are in the best interests of the Fund and its shareholders.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by at (800) 328-1168 and in documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Terrance P. Gallagher, Vice President and Chief Financial Officer and Treasurer

Heather A. Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

The Symphony Wealth Management Group, LLC

400 Colony Square

1201 Peachtree Street N.E., Suite 1004

Atlanta, GA 30361

INVESTMENT SUB-ADVISOR

Breen Financial Corporation

1603 Orrington Ave., Suite 1044

Evanston, IL 60201

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)          For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)           Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)           Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Roosevelt

FY 2006	$ 10,400
FY 2005	$ 9,610

Chinook

FY 2006	$ 13,200
FY 2005	$ 9,910

Marco

FY 2006	$ 12,850
FY 2005	$ 10,810

Symphony

FY 2006	$ 12,000
FY 2005	$ N/A

(b)	Audit-Related Fees

Roosevelt	Registrant	Adviser
FY 2005	$ 0	$ 0
FY 2004	$ 0	$ 0

Chinook	Registrant	Adviser
FY 2005	$ 0	$ 0
FY 2004	$ 0	$ 0

Marco	Registrant	Adviser
FY 2005	$ 0	$ 0
FY 2004	$ 0	$ 0

Symphony	Registrant	Adviser
FY 2005	$ 0	$ 0
FY 2004	$ 0	$ 0

Nature of the fees:

(c)	Tax Fees

Roosevelt

FY 2006	$ 1,950
FY 2005	$ 1,800

Chinook

FY 2006	$ 3,950
FY 2005	$ 1,800

Marco

FY 2006	$ 1,950
FY 2005	$ 1,800

Symphony

FY 2006	$ 1,950
FY 2005	$ N/A

Nature of the fees:	preparation of the 1120 RIC

(d)	Tax Fees

Roosevelt

Registrant	Adviser
FY 2006	$	$ 0
FY 2005	$ 0	$ 0

Chinook

Registrant	Adviser
FY 2006	$	$ 0
FY 2005	$ 0	$ 0

Marco

Registrant	Adviser
FY 2006	$	$ 0
FY 2005	$ 0	$ 0

Symphony

Registrant	Adviser
FY 2006	$	$ 0
FY 2005	$ 0	$ 0
Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2006	$ 0	$0
FY 2005	$ 0	$0

(h)           Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments.	Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of December 21, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By      *   /s/Anthony J. Ghoston

Anthony J. Ghoston, President

Date 02/07/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By      *   /s/Anthony J. Ghoston

Anthony J. Ghoston, President

Date 02/07/2007

By      *   /s/Terrance P. Gallagher

Terrance P. Gallagher, Vice President and Chief Financial Officer and Treasurer

Date 02/07/2007